                                                                    EXHIBIT 99.3

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

         THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of September 9, 2002 by and among ENGAGE, INC., the GUARANTORS party hereto and CMGI, INC.

         WHEREAS, the Company and the Purchaser are entering into the Transaction Agreement, of even date herewith, pursuant to which the Company intends to issue the Note to the Purchaser;

         WHEREAS, the Company is willing to secure its obligations under the Note and the Transaction Agreement by granting Liens on its assets to the Secured Party as provided in the Security Documents;

         WHEREAS, the Company is willing to cause certain of its Subsidiaries to guarantee the foregoing obligations of the Company and to secure its guarantee thereof by granting Liens on its assets to the Secured Party as provided in the Security Documents; and

         WHEREAS, the Purchaser is not willing to purchase the Note unless (i) the foregoing obligations of the Company are secured and guaranteed as described above and (ii) each guarantee thereof is secured by Liens on assets of the relevant Guarantor as provided in the Security Documents.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Capitalized terms used herein but not otherwise defined herein have the respective meanings provided for in the Transaction Agreement.

         The Company, in order to secure the Secured Obligations, and each Guarantor listed on the signature pages hereof, in order to secure its Secured Guarantee, grants to the Secured Party a continuing security interest in all of the rights, title and interest in, to and under the following property of the Company or such Guarantor, as the case may be, whether now owned or existing or hereafter acquired or arising and regardless of where located:

                       (i) all Copyrights, Patents, Trademarks, Licenses, drawings, technical information, marketing plans, customer lists, trade secrets, proprietary or confidential information, inventions (whether or not patentable), procedures, know-how and models (including, without limitation, those copyright, patent and trademark registrations and applications listed on Schedules A, B and C hereto); and

                       (ii) all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

         This continuing security interest is granted in conjunction with the continuing security interest granted to the Secured Party under the Security Documents. The rights and remedies of the Secured Party with respect to the continuing security interest granted hereby are in addition to those set forth in the Security Documents and the Ancillary Agreements, and those which are now or hereafter available to the Secured Party as a matter of law or equity. Each right, power and remedy of the Secured Party provided for herein, in any of the other Security Documents or in any of the Ancillary Agreements, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for herein, in any of the other Security Documents or in any of the Ancillary Agreements, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including the Secured Party, of any or all other rights, powers or remedies.

         The Company hereby requests that the Register of Copyrights, the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Security Agreement.

         This Intellectual Property Security Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         ENGAGE, INC.


                                         By: /s/ Christopher Cuddy
                                             -----------------------------------
                                         Name: Christopher Cuddy
                                         Title: President and CEO

                                         CMGI, INC.


                                         By: /s/ Thomas Oberdorf
                                             -----------------------------------
                                         Name: Thomas Oberdorf
                                         Title: Chief Financial Officer

                                         GUARANTORS:

                                         MEDIABRIDGE TECHNOLOGIES, INC.


                                         By: /s/ Christopher Cuddy
                                             -----------------------------------
                                         Name: Christopher Cuddy
                                         Title: President and CEO

                                    EXHIBIT A
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


                                   COPYRIGHTS
                                   ----------

                                 Registration/                   Registration/
Description                   Application Number               Application Date
-----------                   ------------------               ----------------

                                    EXHIBIT B
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


                                     PATENTS
                                     -------

                                 Registration/                   Registration/
Description                   Application Number               APPLICATION DATE
-----------                   ------------------               ----------------

                                    EXHIBIT C
                   TO INTELLECTUAL PROPERTY SECURITY AGREEMENT


                                   TRADEMARKS
                                   ----------

                                 Registration/                   Registration/
Description                   Application Number               Application Date
-----------                   ------------------               ----------------